Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions
Related Party Transactions

Note 10: Related Party Transactions

Merchant Alliances

A substantial portion of the Company's business within the Retail and Alliance Services and International segments is conducted through merchant alliances. Merchant alliances are alliances between the Company and financial institutions. If the Company has majority ownership and management control over an alliance, then the alliance's financial statements are consolidated with those of the Company and the related processing fees are treated as an intercompany transaction and eliminated upon consolidation. If the Company does not have a controlling ownership interest in an alliance, it uses the equity method of accounting to account for its investment in the alliance. As a result, the Company's consolidated revenues include processing fees charged to alliances accounted for under the equity method. No directors or officers of the Company have ownership interests in any of the alliances. The formation of each of these alliances generally involves the Company and the bank contributing contractual merchant relationships to the alliance and a cash payment from one owner to the other to achieve the desired ownership percentage for each. The Company and the bank contract a long-term processing service agreement as part of the negotiation process. This agreement governs the Company's provision of transaction processing services to the alliance.

The Company negotiated all agreements with the alliance banks. Therefore, all transactions between the Company and its alliances were conducted at arm's length; nevertheless, accounting guidance defines a transaction between the Company and an equity method investee as a related party transaction requiring separate disclosure in the financial statements of the Company. Accordingly, the revenue associated with these related party transactions are presented on the face of the Consolidated Statements of Operations.

Management Agreement

First Data has a management agreement with affiliates of KKR (the "Management Agreement") pursuant to which KKR provides management, consulting, financial and other advisory services to the Company. Pursuant to the Management Agreement, KKR receives an aggregate annual management fee and reimbursement of out-of-pocket expenses incurred in connection with the provision of services. The Management Agreement has an initial term expiring on December 31, 2019, provided that the term will be extended annually thereafter unless the Company provides prior written notice of its desire not to automatically extend the term. The Management Agreement provides that KKR also is entitled to receive a fee equal to a percentage of the gross transaction value in connection with certain subsequent financing, acquisition, disposition and change of control transactions, as well as a termination fee based on the net present value of future payment obligations under the Management Agreement in the event of an initial public offering or under certain other circumstances. The Management Agreement terminates automatically upon the consummation of an initial public offering and may be terminated at any time by mutual consent of the Company and KKR. The Management Agreement also contains customary exculpation and indemnification provisions in favor of KKR and its affiliates. During 2010, 2009 and 2008, the Company incurred $20.5 million, $21.3 million and $20.4 million, respectively, of management fees.

Certain members of the Company's Board of Directors are affiliated with KKR.

Transactions and Balances Involving Company Affiliates

In August 2010, the Company paid KKR Capital Markets LLC ("KCM"), an affiliate of KKR, $5 million for services rendered in arranging for the amendment of the Company's credit agreement.

On November 17, 2010, the Company entered into a dealer manager agreement and fee letter (collectively the "Dealer Manager Agreement") with, among others, KCM, pursuant to which KCM agreed to act as a dealer manager for the exchange of certain of the Company's existing notes for new securities (the "Exchange"). Under the terms of the Dealer Manager Agreement, upon completion of the Exchange in December 2010, the Company paid $26.1 million to KCM.

In connection with the Exchange, on December 17, 2010, the Company entered into a registration rights agreement with, among others, KCM, pursuant to which the Company agreed to use reasonable best efforts to register with the Securities and Exchange Commission notes having substantially identical terms to the 12.625% senior notes and to cause the Exchange to be completed or, if required, to have one or more shelf registration statements declared effective, within 360 days after the issue date of the unsecured notes. If the Company fails to satisfy this obligation, the annual interest rate on the unsecured notes will increase by 0.25%. The annual interest rate on the unsecured notes will increase by an additional 0.25% for each subsequent 90-day period during which the registration default continues, up to a maximum additional interest rate of 0.50% per year. If the Company cures the registration default, the applicable interest rate on the unsecured notes will revert to the original rate.

During 2010, the Company incurred $7.3 million of expenses from KKR Capstone, an affiliate of KKR, for consulting, financial and other advisory services to the Company.

Transactions and Balances Involving Company Executives

The Company has engaged in the following transactions with The Labry Companies and Plane Fish, LLC. Mr. Labry, an executive officer of First Data, is the sole shareholder of The Labry Companies, Inc. and sole member of Plane Fish, LLC.

On January 31, 2006, First Data Merchant Services Corporation ("FDMS"), a wholly owned subsidiary of the Company, entered into a four year, eight month sublease agreement with The Labry Companies, Inc. for approximately 3,600 square feet of office space in Memphis, Tennessee, including furniture, fixtures and equipment, on customary terms. During 2008, the Company paid approximately $71,000 to The Labry Companies, Inc. under the sublease. On June 1, 2008, FDMS terminated the sublease agreement and paid a fee to The Labry Companies of approximately $220,000 pursuant to the sublease agreement. First Data Merchant Services Corporation entered into a direct lease agreement with the landlord for additional space and a longer term as of June 1, 2008. The Labry Companies, Inc. will retain the furniture, fixtures and equipment following the expiration or termination of the lease, or upon Mr. Labry's separation from the Company.

The Company has engaged in a transaction associated with Plane Fish, LLC, of which Mr. Labry, an executive officer of the Company, is the sole member. Plane Fish, LLC owned an aircraft which it leased to a charter company. The charter company made the aircraft available to its customers, including the Company, which used the aircraft solely in connection with business-related travel by Mr. Labry and other company employees. On March 17, 2008, a third-party leasing company acquired the aircraft from Plane Fish, LLC for $8.5 million and the Company now leases the plane from the third-party leasing company through a capital lease. The Company negotiated the $8.5 million purchase price with Plane Fish, LLC and arranged for the third-party leasing company to purchase the aircraft with the Company's commitment to lease the aircraft. The Company also reimbursed Plane Fish, LLC for $589,282 of additional expense incurred in operating the aircraft from September 24, 2007 until the date of purchase that previously had not been reimbursed. In 2008, the Company incurred $290,704 in expenses to the charter company for the charter of the aircraft.